Ceva Investor Day

Welcome

December 2023

Video of Ceva

https://youtu.be/9h0WgVle5wI

Introduction



Richard Kingston

December 2023

Legal Notice

Forward Looking Statements

This presentation contains forward-looking statements and projections about our strategy, market opportunity, customer base, product penetration and market share, stockholder returns, and our future performance and achievements, financial and otherwise. These statements and projections reflect management's current expectations, estimates and assumptions based on the information currently available to us and are not guarantees of future performance. Such statements involve risks and uncertainties, as well as assumptions that if they materialize or prove incorrect, could cause the results of Ceva to differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements may be identified by words such as "may," "will," "expect," "intend," "anticipate," "believe," "estimate," "plan," "project," "could," "should," "would," "continue," "seek," "target," "guidance," "outlook," "optimistic," "forecast" and other similar words. Forward looking statements include statements regarding our strategy to achieve profitable growth, including regarding its ability to execute on that strategy, our mission to become the partner of choice for transformative IP solutions for the Smart Edge, internal and external estimates and projections regarding market data and trends, including with respect to growth in our future total and serviceable available markets, our strategic positioning and ability to capitalize on growth opportunities, benefits of and use cases for the our IP, and projections and other statements relating to our future, royalty and licensing revenues and financial targets. Actual results may differ materially from our statements or projections for a variety of reasons, including the effect of intense industry competition, the ability of our technologies and products incorporating our technologies to achieve market acceptance, our to meet changing needs of end-users and evolving market demands, the cyclical nature of and general economic conditions in the semiconductor industry, our ability to diversify royalty streams and license revenues, our ability to continue to generate significant revenues from the handset baseband market and to penetrate new markets, instability and disruptions related to the ongoing Israel-Gaza conflict, and general market conditions and other risks relating to our business, including, but not limited to those under the section titled "Risk Factors" in our most recent filings on Form 10-K and Form 10-Q available at www.sec.gov. The forward-looking statements made in this presentation are being made as of the time and date of the live presentation. If this presentation is reviewed after the time and date of the live presentation, even if subsequently made available by us, on our website or otherwise, this presentation may not contain current or accurate information. Except as required by law, we disclaim any obligation to update or revise any forward-looking statement based on new information, future events or otherwise.

No Offer or Solicitation

This presentation shall not constitute an offer of any securities for sale.

Notice Regarding Information Presented

On September 14, 2023, Ceva and its wholly owned subsidiary, Intrinsix Corp. ("Intrinsix"), a provider of design engineering solutions focused on the U.S. Aerospace & Defense industry, entered into a definitive agreement with respect to the sale of Intrinsix to a third party (the "Transaction"). The Transaction closed on October 2, 2023. In accordance with applicable accounting guidance, the results of Intrinsix have been presented in Ceva's most recent Quarterly Report on Form 10-Q (the "Form 10-Q") as a discontinued operation in the Interim Condensed Consolidated Financial Statements and have been excluded from continuing operation for all periods presented in such financial statements, and its Interim Consolidated Statements of Cash Flows in the Form 10-Q have been presented on a consolidated basis for both continuing operations and the discontinued operation. Except as otherwise noted, historical financial information in this presentation excludes Intrinsix's results from operations consistent with the presentation in the Form 10-Q.

In addition, in this presentation, we will be discussing certain non-GAAP financial measures , which are not a measurement of the company's financial performance under GAAP and should not be considered as an alternative or superior to GAAP financial metrics. The non-GAAP information excludes share-based compensation, acquisition related costs, and certain other non-cash or recurring and non-recurring items. In addition, non-GAAP financial measures are not standardized and may not be comparable to non-GAAP financial measures of other companies. The company presents non-GAAP metrics as an important supplemental measure of its performance since it facilitates operating performance comparisons from period to period. Non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for our GAAP financial measures. The principal limitations of these measures are that they do not reflect the company's actual expenses and costs and may thus have the effect of inflating or underestimating the non-GAAP financial measure when compared to the company's operating results reported under GAAP. Please see the tables attached in the appendix of this presentation for a complete reconciliation of GAAP to non-GAAP financial measures used in this presentation.

Except with respect to information under the columns headed 2023 and 2024 on slide 71 of this presentation, no future financial targets discussed in this presentation should be relied upon as guidance.

This report contains market data prepared by third party research firm. Actual market results may differ from their projections.

A New Brand Identity

Reflecting our focus on Smart Edge IP innovation

verified, trusted

connected

rising sun
(enabling/powering future)

Powering the **Smart Edge**

The Ceva Team



Amir Panush
CEO

TDK InvenSense
Qualcomm ATHEROS



Yaniv Arieli
CFO



Michael Boukaya
COO



Iri Trashanski
CSO

GlobalFoundries
MARVELL
Hitachi Vantara



Gweltaz Toquet
CCO



Richard Kingston
VP Market Intelligence, IR & PR



Dana Maor
VP People

THETARAY
Perion

AGENDA

9:15am – 9:25am	Introduction
9:25am – 10:10am	The Smart Edge Era Amir Panush, CEO
10:10am – 10:20am	CEO Q&A
15 min break	
10:35am – 11:05am	Innovating for the Smart Edge Michael Boukaya, COO
11:05am - 11:35am	Creating an Operating Margin Engine Yaniv Arieli, CFO
11:35am – 12:00pm	Team Q&A
Wrap Up	

CEVA

The Smart Edge Era
Focus and Innovation for Growth



Amir Panush

December 2023

CEVA®

My First Year at Ceva



Discover
&
Assess
Strategy
&
Focus
Profitable
Growth
TRANSFORMATION
2023
2024

OUR MISSION

The partner of choice for transformative IP solutions for the Smart Edge

Ceva: Born in the PC Era and Transformed to the Smart Edge



PC Era
100m+
Units
Mobile Era
1bn+
Units
010
10101
Data Era
15bn+
Units
Smart Edge Era
30bn+
Units
1200
1000
800
600
400
200
0
Semiconductor revenue, $millions
1990
2010
2023+
2030+

Semiconductors: a $1 Trillion industry by 2030

Technology Mega-Trends Driving Semiconductor Growth

IoT	5G	ARTIFICIAL INTELLIGENCE	AUTOMOTIVE	CLOUD
Industry 4.0	Always-on Connectivity	Edge Compute	ADAS	Data Growth
Intelligent Devices	New Applications Leveraging Bandwidth & Low Latency	Machine Learning & Large Language Models	Electrification	Advanced Networking
Power Efficacy	New Infrastructure e.g. 5G Satellite	Generative AI	Digitization	Hybrid Edge to Cloud

Strong Growth Trajectory

The Ceva View of the Smart Edge


DATA CENTER / CLOUD
SMART EDGE
Data Transfer
Data Transfer
Edge Platforms / Gateways
End Devices

CONNECTED SMART INTEGRATED

Smart Edge Driving Innovation and Growth for this Decade


Smart
Edge
Devices

8%	**>$10bn**	**>30bn**	**$600bn**
Semi Rev CAGR (2020-30)	Overall IP TAM	New Devices Annually	Smart Edge Semi Market

2030 market numbers. Sources: Gartner 2023, Omdia 2022, ABI Research, IP Nest 2023, Company analysis

Ceva is Already All Around Us

RENESAS
NXP
intel
onsemi
NOKIA
SONY
LG
Panasonic
NOVATEK

70m
Infrastructure Chips

10bn
Mobile Devices

150m
PCs

CEVA

17bn
Devices

6bn
Consumer IoT Devices

500m
Industrial Devices

100m
Automotive SoCs

iRobot
sonova
boAt
dji
ZTE
BEKEN
BES TECHNIC
ESPRESSIF
SAMSUNG


CONNECT
SENSE
INFER

Core Smart Edge Use Cases

Translated into SAM Expansion

Ceva SAM



$2.2bn
$1.5bn
45%
Infer
Sense
Connect
2022
2027

Market Leadership

- Only complete wireless connectivity IP portfolio
- Bluetooth IoT leadership (~30% market share)
- 7/10 top connected MCU vendors using Ceva IP
- Early innovator in vision and Edge AI IP
- Hundreds of customers

Highly Leverageable Technology Portfolio Supporting Mega Markets

World's #1 Wireless Communication IP

Powering more than **1bn** new connected devices annually

Scalable Edge AI Sensing IP

Powering Edge AI in more than **500m** devices to date

Embedded Application Software

Software IP powered more than **300m** devices to date

CEVA®

END MARKETS:

Consumer IoT | Automotive | Infrastructure | Industrial | PC | Mobile

Diverse Set of End Markets and Applications for the Smart Edge

	Consumer IoT	Automotive	Infrastructure	Industrial	PC	Mobile
Semi TAM*	$79bn 4% CAGR	$70bn 6% CAGR	$67bn 4% CAGR	$98bn 8% CAGR	$65bn 0% CAGR	$136bn 0% CAGR
Ceva TAM	$1.8bn 10% CAGR	$1bn 7% CAGR	$140m 10% CAGR	$720m 12% CAGR	$ 650m 4% CAGR	$1bn 2.3% CAGR

Always on, always connected | **Network to device edge** | **Scalable distributed intelligence** | **High growth markets**

*Source : Gartner 2022, company analysis, representing 2027 numbers

Consumer IoT

Overall Market TAM* (annual)

$79bn

Ceva TAM/SAM (annual)

$1.8bn / $1.1bn

Ceva 5 Year Revenues ('19-'23)

$250m

CONNECT
Streaming
Bluetooth / Wi-Fi

SENSE
Spatial Audio
3D Audio

INFER
NLP
TinyML to Gen AI

Why We Win?

- Comprehensive technology offering
- Proven IP in high volume
- Lowest power
- Strong customer ROI
- Leading MCU vendors using Ceva

NXP
iRobot
THX

*Source : Gartner 2022, company analysis, representing 2027 numbers

Automotive

Overall Market TAM* (annual)

$70bn

Ceva TAM/SAM (annual)

$1bn / $200m

Ceva 5 Year Revenues ('19-'23)

$25m

CONNECT
v2x
5G IoT

SENSE
Safety
Radar
UWB

INFER
ADAS
NPU
Vision DSP

Why We Win?

- Commitment and longevity of support
- Scalable and open architecture AI
- Robustness, trusted partner
- Safety qualified

RENESAS
onsemi
Autotalks

*Source : Gartner 2022, company analysis, representing 2027 numbers

Infrastructure

Overall Market TAM* (annual)

$67bn

Ceva TAM/SAM (annual)

$140m / $95m

Ceva 5 Year Revenues ('19-'23)

$53m

CONNECT
BST / Satcom
5G-A

INFER
AI
NPU

Why We Win?

- Wireless technology Incumbency
- Backward compatibility
- Performance leaderships
- Platform offering
- 2 of top 4 5G base station OEMs using Ceva

NOKIA
ZTE
SatixFy

*Source : Gartner 2022, company analysis, representing 2027 numbers

Industrial

Overall Market TAM* (annual)

$98bn

Ceva TAM/SAM (annual)

$720m / $105m

Ceva 5 Year Revenues ('19-'23)

$25m

CONNECT
Seamless
Bluetooth / Wi-Fi
Cellular / M2M

SENSE
Asset Health
Audio
Sensor

INFER
Engineering
NPU
Vision DSP

Why We Win?

- Portfolio
- Cellular assets
- Verified in high volume and longevity
- Derivative offering
- Customer base

NORDIC SEMICONDUCTOR
Itron
dji

*Source : Gartner 2022, company analysis, representing 2027 numbers

Strong and Diversified Customer Base

Small Fabless	Large Fabless	OEM
Innovative & dynamic	ROI & Augmentation	Vertical Integration
ambiq, BEKEN	RENESAS	THX, LG
ESPRESSIF	NXP, onsemi	Panasonic
Atmosic, ASR Microelectronics	NOVATEK	SONY, iRobot
Autotalks	socionext	sonova

Delivering Strong Value to our Customer

R&D Cost Comparison



Wi-Fi 7
Maintenance
Development
75%
Maintenance
Royalties
License
Make
Buy

Why IP Works

- Complex, yet standard IP
- Backward compatibility
- Rinse and repeat
- Time to market
- Focus on differentiated value

Internal development vs. Multi use IP license. 5 yr royalty shipment period, 100m of device

Healthy Mix of Long Term, First-Time and Multi-Technology Customers

>160 Customers

> 100 First Time Customers

> 60 Repeat Customers

> 60 Customers Licensed Multiple Technologies

>250 Licensing Deals Signed in Past 5 Years

2019

2023

Internal data based on Ceva standalone IP license deals signed from 2019 – Q3 2023

CUSTOMER TESTIMONIAL



Chandana Pairla

VP Connectivity Solutions Division

RENESAS

Ceva is a highly valued technology partner to Renesas. Their comprehensive portfolio of wireless IP spanning Bluetooth, Wi-Fi, UWB and 5G cellular IoT perfectly complements our roadmap and strategy and enables us to deliver connectivity solutions that offer leading-edge performance, power efficiency and reliability.

CUSTOMER TESTIMONIAL



SP Baik

VP of HE Product Planning Division

LG

For more than a decade, the point-and-click motion control capabilities enabled by Ceva's MotionEngine Smart TV software have played an integral role in the popularity of LG webOS that powers our Smart TV's. We have tremendous appreciation for our long-term strategic partnership with Ceva and value the company's deep expertise in audio, voice and sensing technologies.

CUSTOMER TESTIMONIAL



Frank SF Yang

iVoT SBU director

NOVATEK

Novatek is a trustworthy partner and a dedicated total solution provider in the Smart Imaging and Smart Display technology. It is also the world 7th largest and Taiwan 2nd largest IC fabless design company in Taiwan (TW. 3034). For multiple generations of our camera SoCs, Ceva has been our partner of choice for AI vision processor IP. Their tightly-integrated edge AI processing architectures play a key role in our success, allowing us to develop truly exceptional features for our customers and lead the industry in performance and power efficiency. We highly value the expertise that Ceva brings and are proud of what we have achieved together.

SAM Growth Drivers

Number of devices × Number of IP's per device × Avg ASP increase with tech complexity = **45%** growth in Ceva $SAM

IP M&A Track Record and Strategy


2014
RIVIERAWAVES
>20X in revenue and billions of devices shipped
2019
HILLCREST LABS
~ 2X in revenue and entry into embedded SW
2021
INTRINSIX
Non-core, divested in '23
2023
VISISONICS
Spatial audio SW

IP EXCELLENCE

- Deep understanding of the IP business model and how to monetize it across different technologies
- Global sales and infrastructure, experts at selling and delivering IP

Targeting Long Term Growth and Operating Margin Expansion


REVENUE GROWTH
Inorganic
Organic
~1.5X
Organic
2023
2027


OPERATING MARGIN GROWTH
~10X
2023
2027

Except with respect to information under the columns headed 2023 and 2024 on slide 71 of this presentation, no future financial targets discussed in this presentation should be relied upon as guidance.

Ceva Is Well Positioned For Growth

	Historically	2023 →
Markets	Mobile Handset	Smart Edge
Use Case	3\4\5G, Connectivity	Connect, Sense, Infer
Technology	DSP	Wireless, Sensing & Edge AI
Company	CEVA-DSP	Ceva-IP

A New Era – The Smart Edge Runs on Ceva

Connected and Data Driven Era

Strong growth in Multiple Smart Edge End Markets

CEVA

Profitable Growth Engine

Diversified and growing customer base journey

Connect

Sense

Infer

Diversified and innovative portfolio to enable Smart Edge Devices use cases

Q&A

Thank You

Innovating for the Smart Edge



Michael Boukaya

December 2023

Technology Portfolio Enabling Core Smart Edge Use Cases

CONNECT	SENSE	INFER
IP Market Leadership	Enabling Immersive Realism	Innovative NPU Technology
Diversified Portfolio	Integrated Solutions	Scalability up to >1000 TOPs
From Mb to Multi-Gb	From Sensor Fusion to Spatial Audio	From Vision to Generative AI

CEVA

Anticipating our Customer's Future Needs

Investing at the forefront of innovation | Design Integration | Royalties & Support

N -5
Ceva IP Development

N -2
Customer Design Start

N
Customer Product Launch

N +10
Continued Support

Lead Customer Examples

RENESAS →  **ADAS Vision Assistance**

NORDIC SEMICONDUCTOR →  **Cellular IoT**

CEVA

Highly Leverageable Technology Portfolio Supporting Mega Markets

World's #1 Wireless Communication IP

Powering more than **1bn** new connected devices annually

Scalable Edge AI Sensing IP

Powering Edge AI in more than **500m** devices to date

Embedded Application Software

Software IP powered more than **300m** devices to date

CEVA

END MARKETS:

Consumer IoT | Automotive | Infrastructure | Industrial | PC | Mobile

Enabling the Next Era of Wireless Opportunities



Wi-Fi 6
40+ licensees
4.8X
Data Throughput
Wi-Fi 7
46 Gbps
4KQAM
MLO
Bluetooth 5
50+ licensees
4X
Data Throughput
BT 6.0
8 Mbps
16QAM
Higher throughput, lower latency, and increased capacity

Leading the World of Wireless Connectivity

WiFi™ | Bluetooth | UWB | zigbee

Unique capability to offer wireless combo solutions

#1	>5Bn	>100	>500
IP Licensor Worldwide	Devices Powered	Licensees	Man Years Invested

Creating New Markets with Cutting Edge Cellular Technology



1 Tbps
0.1 ms Latency | AI-Fully Intelligent
20 Gbps
1 ms Latency, RedCap, NTN
150 Mbps
10 ms Latency
4G
5G
5G-Advanced
6G
2010
2020
2030

Best-In-Class 5G-Advanced Baseband Processor Family

CEVA-XC20

Designed for Advanced Node @3nm	2.5 GHz
Outstanding Performance	3x improvement
Sophisticated Micro-Architecture	Dynamic multi-threading
Scalable Performance	Up to 256 MAC





Highest Performance
CEVA-XC20
DSP Family
Scalability
Optimum Efficiency

Advanced Integrated Platform for Non-Handset Use Cases

PentaG2

Programmable	Multi-Mode 4G/5G/5G-A
Reduce Risks and TTM	Integrated & Qualified
Modular Architecture	Address multiple use cases
Scalable Performance	Massive IoT to >10Gpbs



Highest Performance
IP Platform
5G-Advanced HW Accelerators
5G PHY Software
CEVA-XC20 DSP Family
AI NPU Acceleration
Platform Simulator and FPGA
Scalability
Optimum Efficiency

Why We Win

Perseverance

Early investment and long-term commitment

Time-to-Market

Being the first to enable most advanced use cases

Best-in-Class

Ultra-Low power and highest performance

Completeness

Unique portfolio and ability to offer combo solutions

Software Enabling Immersive Smart Edge User Experiences

Advanced Sensing Software Stack

A Core Technology for OEM to deliver Superior User Experience

Spatial Audio	Motion Tracking	AI Voice Assistant	Voice Clarity
Stereo → Ambisonics	3DOF → 6DOF	Alexa/Google → Custom Trigger	ANC → Contextual AI
44.1KHz MP3 → 192KHz lossless	Generic → Application Specific	Cloud → Embedded On Device	



Delivering High-Value Software Stack

Why We Win

- Unique Spatial Audio Technology
- Ultimate software technology combination for immersive use experience
- High quality, shipped in >300M devices
- Scalable from host to embedded on device



Spatial Audio
Voice Clarity
RealSpace
Immersive 3D sound with head tracking
ClearVox
AI noise cancellation & audio front end
Valuable Portfolio Of Embedded Application Software
On-device voice trigger & commands
WhisPro
Application-specific sensor fusion
Motion Engine
AI Voice Assistant
Motion Tracking

CEVA

The Next Frontier : Generative AI as Catalyst for Edge Device Evolution

More Battery Consumption in GAI Inference	Compute	Parameters
30x	**>10x**	**10Bn**

2.7Bn Gen AI edge devices in 2027, growing at CAGR of 21%

Generative AI inference will be on-device in the next 3 years **30%**



- Low Cost per Query
- Personalization
- Lower Latency
- Privacy and Security

Unlocking Generative AI on the Edge

NeuPro-M™ - The Most Powerful GenAI NPU

Scalability	10 to >1000 TOPs
Performance	3.4M Token per Second
Low Energy	1.6M TPS per Watt
Cost Saving	4X Memory Footprint Reduction

Full Stack AI



System Optimization
Model efficiency & Re-Training
Graph Compilation
Hardware acceleration



CEVA

Best-in-Class Performance for Generative AI

- BEST IN CLASS UNSTRUCTURED SPARSITY
- ADVANCED SYSTEMS ARCHITECTURE
- OPTIMAL PARALLEL PROCESSING AND CONTROL
- NATIVELY SUPPORTS TRANSFORMERS
- COMPREHENSIVE OPTIMIZED MIXED-PRECISION

→ Achieves 90-95% Network Utilization

↓

Power Efficiency
(Tokens or frames per second per watt)

	CEVA NPM11	Company N
RoBertA (LLM)	25x TPS/Watt	1 (normalized)
Resnet50	35x FPS/Watt	1 (normalized)

Broad, Proven Portfolio of Innovative Solutions for the Smart Edge

	IP Portfolio	2023
CONNECT	Bluetooth 5.3; PentaG- RAN; Wi-Fi 6 ST; PentaG2; NB-IoT; UWB 1.0; Wi-Fi 6/6E AP	Bluetooth CS; UWB CCC; Bluetooth 5.4; UWB Radar; CEVA XC22; Wi-Fi 6/6E STA+AP (combined)
SENSE	ClearVox- AFE; WhisPro- Voice UI; MotionEngine- 5 SW packages	ClearVox- ENC; MotionEngine; SensPro for Radar; WhisPro- - T2M; RealSpace
INFER	NeuPro-M; CEVA BX1; CEVA BX2; NeuPro-M; SensPro; SensPro 2	NeuPro-M for Gen-AI; NeuPro-M multi-engine

Continuous innovation for the **Smart Edge**

CEVA

How It All Comes Together – From Innovation to Solutions

Forthcoming Innovation Market Mega Trends

\+

Increased Complexity

\+

Comprehensive Portfolio IP Offering

\+

Solution Offering (Combos, SW, baseband platform)

VALUE TO CUSTOMERS

Thank You

Creating an Operating Margin Engine



Yaniv Arieli

December 2023

AGENDA

- 2019 Recap
- Revenue breakdowns
- R&D spend / effort
- Product lifecycle insights
- Capital Allocation | ESG
- Summary & models

2019 Investor Day

Recap on 2022 Targets

Revenue

Licensing revenue: ~10%-20% growth

Royalty: ~2x over existing levels of ~$40m/$45m

Unit shipments: ~3bn CEVA-powered chips annually

Operating margins:

~30%+

~2x over existing levels

EPS leverage:

~3x from existing levels

2019 Investor Day

Recap

What Worked	What Didn't Work
✓ Licensing revenue and number of deals exceeded targets	• Handset royalty behind targets
✓ Bluetooth and Wi-Fi business above plan	• Cellular IoT, 5G base station, automotive industries slow to ramp
✓ > 2X Royalty growth for base station & IoT	• Intrinsix acquisition strategy
✓ 70% increase in annual volume shipments	• Operating margin & EPS behind targets
✓ Acquired Hillcrest Labs, grew 2x	

Back to "Pure IP" Business Model

HARDWARE

HW R&D 1-2 YEARS	PRODUCT DEPLOYMENT RANGING FROM 1-3 YEARS	END PRODUCTS SHIP FOR UP TO 10+ YEARS
Investment Phase	**Licensing Phase** $ $	**Royalty Phase** $ $ $
4-5 Lead R&D projects concurrently	IP integration into customers silicon 50-60 licensing agreements per year	80+ diversified long-tail royalty streams 100+ customer projects in development

SOFTWARE

SW R&D <1 YEAR		
Investment Phase	**Design Win Phase**	**Royalty Phase** $ $ $ $
2-3 Lead R&D projects concurrently	Software integration	Higher royalty ASP's Multi-year OEM customer base

Time to royalty as short as 6 months

Committed to Restoring Gross Margins and Operating Leverage

"Pure IP" Business Model Characteristics

- 50%-60% non-GAAP R&D spend
- "Off the shelf" reusable IP: design once, license many
- Gross margins: 90%+
- Royalty streams create operating leverage

Disciplined Investments Moving Forward

- Driving non-GAAP R&D % of revenue lower
- Focus investment with strong R&D leverage
- OPEX growth trailing revenues growth
- Growing operating profit and margin

Strong Track Record of Growth from Diversification

5 Year Revenue Model



11% CAGR ('19-'22)
$140
$120
$100
$80
$60
$40
$20
$-
$,millions
$87.2
$100.3
$113.8
$120.6
$73.3
2019
2020
2021
2022
Q1-Q3 2023

Smart Edge Drives Growth



27% CAGR ('19-'22)
Smart Edge Revenue
Handset DSP Revenue
$140
$120
$100
$80
$60
$40
$20
$-
$,millions
$49.8
$71.2
$89.6
$103.1
$63.0
$37.4
$29.1
$24.2
$17.5
$10.3
2019
2020
2021
2022
Q1-Q3 2023

IoT Markets Fuel Revenue Growth and Customer Diversification

2019 % Revenue By End Market



23%
32%
45%
Consumer IoT
Mobile
IIoT (automotive, infrastructure, industrial)

Q1-Q3 2023 % Revenue by End Market



24%
15%
61%
Consumer IoT
Mobile
IIoT (automotive, infrastructure, industrial)

R&D Investment Drives Future Smart Edge Growth

$274m

Non-GAAP R&D spend over past 5 years to drive **Smart Edge Growth**



$70
$60
$50
$40
$30
$20
$10
$0
R&D spend, $millions
2019
2020
2021
2022
Q1-Q3 2023

$285m

in licensing revenue

Licensing revenue covers R&D spend over period

+

$210m

in royalty revenue

Invest, License, Royalties, Repeat

5 Year Bluetooth Revenue

$107M

2019 - Q1-Q3 2023

Bluetooth Product Line

	2014	2015	2016	2017	2018	2019	2020	2021	2022	Q1-Q3 2023
Design Wins	12	16	18	13	20	18	14	26	17	14
Units Shipped	40m	121m	139m	201m	303m	361m	521m	833m	1bn	714m
Market Share	3%	8% WATCH	7% AIR PODS	9%	13%	13%	18%	25%	28%	~30%*

INVESTMENT YEARS → PRODUCT MATURITY AND MARKET DEMAND →

Bluetooth 4 → Bluetooth 5 →

CEVA

Market Share based on ABI Research Wireless Connectivity Technology Segmentation and Addressable Markets - 3Q 2023 and Ceva internal data

Wi-Fi Product Cycle in Early Innings

Royalty engine just beginning

5 Year Wi-Fi Revenue

$75M

2019 - Q1-Q3 2023

Wi-Fi Product Line

	2018	2019	2020	2021	2022	Q1-Q3 2023	2024	2025	2026	2027
Design Wins	4	6	12	15	17	10				
Units Shipped	5m	10m	67m	178m	139m	73m				
Market Share	-	1%	4%	8%	6%	~5%				

Wi-Fi 6 Targeting ~25% IoT Market Share

INVESTMENT YEARS → PRODUCT MATURITY AND MARKET DEMAND →

Wi-Fi 4/5 → Wi-Fi 6 → Wi-Fi 7 →

Core Technology Delivers ROI Over Time

CEVA-XC Product Line Addresses Broad Markets

5 Year CEVA-XC Revenue

$65M

2019 - Q1-Q3 2023



2015
2016
2017
2018
2019
2020
2021
2022
2023
2024 ...
V2X
Drone Comms
5G Wireless Backhaul
5G NTN (Satellite)
4G Cellular Terminals
5G Mobile Broadband
4G Handset Baseband
5G Handset Baseband
4.5/4.9G Base Stations
5G Base Stations
General Purpose SDR Modem (Wi-Fi, UWB, proprietary protocols etc)
CEVA-XC Addressable Markets

CEVA

Capital Allocation

RECENT INVESTMENTS	RECENT DIVESTMENT	SHARE BUYBACK
VisiSonics	INTRINSIX™	
Spatial Audio Software Company	Sale of non-core Intrinsix asset	2019-2023 total
$4m	**$35m**	**$24m**
Opens up lucrative TWS Spatial Audio Market to Ceva	Reflects Ceva's strategy to focus on IP licensing for Smart Edge	NEW $14m -$20m (700,000 shares) buyback announced

ESG

Semi IP companies like Ceva are primed to improve the planet in the Smart Edge era

Harnessing the capabilities of technology to enable an improved world for all mankind

Making technology Greener

Our ultra-low power IPs enable the smart edge to flourish with a lower carbon footprint

From battery-less BLE sensors to energy-efficient wireless base stations, Ceva IP directly contributes to a low power future for billions of devices

Connectivity is a basic human requirement

We're helping to make connectivity accessible by opening the market and reducing the price of integrating connectivity into every device

Corporate responsibility

Through adherence to our Sustainability Policy and our Code of Business Conduct and Ethics, we aim to operate in an environmentally, socially, and ethically responsible manner, and comply with applicable laws and regulations where we do business

Summary - Long Term Growth Drivers

Ubiquitous Connectivity

- Targeting 1 billion Ceva-powered Wi-Fi chips annually
- Licensing expansion in new 5G IoT use case (RedCap, Satellite)
- Higher ASP product mix

IIoT

- Automotive AI ramp with two leading OEMs
- Robust pipeline for sensing / AI and connectivity
- Anticipated volume ramp

Edge AI

- Market tailwinds
- New, innovative product portfolio
- Robust pipeline
- Cross sell in consumer IoT market

Software IP

- Faster time to royalty
- 3D spatial Audio
- Comprehensive SW for immersive sensing experience

Long-Term Financial Model

Non-GAAP	2023*	2024	Long Term Target (2025-2027)
Revenues	$96.6m - $98.6m	TBD**	8% - 12% CAGR
Gross Margin %	~89%	>90%	>90%
Overall Expenses (COGS & OPEX)	$93.8m - $94.8m	~$94.5m (flattish with 2023 level)	4% - 8% CAGR
Operating Margins	$2m - $3m 2% - 3%	TBD**	~20%
EPS	13c - 15c	TBD**	>$1 EPS

CEVA

*2023 targets for reference. Based on Q1-3 actuals and guidance for Q4 **To be discussed on Q4'23 earnings call

Summary Highlights

Return to Pure IP model

Addressing high growth Smart Edge opportunity

Highly diversified customer base and end markets

Innovating mindset and winning portfolio

Financial discipline to deliver operating leverage

M&A mindset to create IP scale

Q&A

Thank You

Appendix

5 Year P&L (Non-GAAP)

Ceva Standalone

	9 months 2023 Actual	12 months 2022 Actual	12 months 2021 Actual	12 months 2020 Actual	12 months 2019 Actual
Revenues:					
Licensing and related revenues	$45,739	$75,194	$63,953	$52,513	$47,890
Royalties	27,518	45,389	49,879	47,813	39,262
Total Revenues	**73,257**	**120,583**	**113,832**	**100,326**	**87,152**
Cost of Revenues:	8,445	11,862	9,126	9,370	9,038
	12%	10%	8%	9%	10%
Gross profit	64,812	108,721	104,706	90,956	78,114
Gross Margin	88%	90%	92%	91%	90%
Operating Expenses:					
Research and development, net	47,841	61,740	61,902	55,136	46,986
Sales and marketing	6,908	9,202	10,625	9,869	10,868
General and administrative	8,364	10,794	9,499	10,031	8,263
Total Operating Expenses	**63,113**	**81,736**	**82,026**	**75,036**	**66,117**
Operating income	1,699	26,985	22,680	15,920	11,997
As a % of revenues	2%	22%	20%	16%	14%
Financial income, net	3,497	2,812	197	3,284	3,291
Income before taxes on income	5,196	29,797	22,877	19,204	15,288
As a % of revenues	7%	25%	20%	19%	18%
Taxes on income	3,080	6,236	7,510	5,457	1,913
Net income from continuing operations	2,116	23,561	15,367	13,747	13,375

5 Year P&L (GAAP)

Ceva Standalone

	9 months 2023 Actual	12 months 2022 Actual	12 months 2021 Actual	12 months 2020 Actual	12 months 2019 Actual
Revenues:					
Licensing and related revenues	$45,739	$75,194	$63,953	$52,513	$47,890
Royalties	27,518	45,389	49,879	47,813	39,262
Total Revenues	**73,257**	**120,583**	**113,832**	**100,326**	**87,152**
Cost of Revenues:	9,389	15,131	10,378	10,749	10,106
	13%	13%	9%	11%	12%
Gross profit	63,868	105,452	103,454	89,577	77,046
Gross Margin	87%	87%	91%	89%	88%
Operating Expenses:					
Research and development, net	54,544	70,317	69,089	62,010	52,843
Sales and marketing	8,213	11,475	12,233	11,907	12,363
General and administrative	11,346	14,183	12,790	14,116	11,841
Amortization of intangible assets	445	2,025	2,302	2,307	1,923
Impairment of assets		3,556			
Total Operating Expenses	**74,548**	**101,556**	**96,414**	**90,340**	**78,970**
Operating income (loss)	(10,680)	3,896	7,040	(763)	(1,924)
As a % of revenues	-15%	3%	6%	-1%	-2%
Financial income, net	3,497	2,812	197	3,284	3,291
Reevaluation of marketable equity securities	(76)	(2,511)	1,983		
Income (loss) before taxes on income	(7,259)	4,197	9,220	2,521	1,367
As a % of revenues	-10%	3%	8%	3%	2%
Taxes on income	3,080	18,075	6,823	4,900	1,339
[illegible] (loss) from continuing operations	(10,339)	(13,878)	2,397	(2,379)	28

GAAP to Non-GAAP Reconciliations

Unaudited Reconciliation of GAAP to Non-GAAP Financial Measures
U.S. Dollars in thousands, except per share amounts

	Nine months ended September 30,	Year ended December 31,			
	2023	2022	2021	2020	2019
	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited
GAAP Total Expenses	$83,937	$116,687	$106,792	$101,089	$89,076
Equity-based compensation expense	(11,431)	(13,337)	(12,599)	(13,636)	(10,718)
Amortization, Impairment and Write-off of intangible assets, net of taxes, and deal costs	(948)	(8,163)	(3,041)	(3,047)	(3,203)
Impairment cost associated with close of an office	—	(318)	—	—	—
Retirement expenses of executives	—	(1,271)	—	—	—
Total non-GAAP Total Expenses	$71,558	$93,598	$91,152	$84,406	$75,155
GAAP Operating Income (loss)	$(10,680)	$3,896	$7,040	$(763)	$(1,924)
Equity-based compensation expense	11,431	13,337	12,599	13,636	10,718
Amortization, Impairment and Write-off of intangible assets, net of taxes, and deal costs	948	8,163	3,041	3,047	3,203
Impairment cost associated with close of an office	—	318	—	—	—
Retirement expenses of executives	—	1,271	—	—	—
Total non-GAAP Operating Income	$1,699	$26,985	$22,680	$15,920	$11,997
GAAP Operating Margin (%)	-15%	3%	6%	-1%	-2%
Equity-based compensation expense	16%	11%	11%	14%	12%
Amortization, Impairment and Write-off of intangible assets, net of taxes, and deal costs	1%	7%	3%	3%	4%
Impairment cost associated with close of an office	—	0%	—	—	—
Retirement expenses of executives	—	1%	—	—	—
Total non-GAAP Operating Margin ($)	2%	22%	20%	16%	14%

GAAP to Non-GAAP Reconciliations

Unaudited Reconciliation of GAAP to Non-GAAP Financial Measures U.S. Dollars in thousands, except per share amounts	Nine months ended September 30, 2023 Unaudited	Year ended December 31, 2022 Unaudited	2021 Unaudited	2020 Unaudited	2019 Unaudited
GAAP net income (loss)	**$(10,339)**	**$(13,878)**	**$2,397**	**$(2,379)**	**$28**
Equity-based compensation expense included in cost of revenues	636	687	513	639	630
Equity-based compensation expense included in research and development expenses	6,703	8,259	7,187	6,874	5,857
Equity-based compensation expense included in sales and marketing expenses	1,305	1,503	1,608	2,038	1,495
Equity-based compensation expense included in general and administrative expenses	2,787	2,888	3,291	4,085	2,736
Income tax benefit related to equity-based compensation expenses	—	—	(842)	(256)	(574)
Amortization, Impairment and Write-off of intangible assets, net of taxes, and deal costs	948	8,163	2,740	2,746	3,203
Impairment cost associated with close of an office	—	318	—	—	—
Income (loss) associated with the remeasurement of marketable equity securities, net of taxes.	76	1,989	(1,527)	—	—
Income tax expense as a result of a write off of a deferred tax asset and withholding tax that can't be utilized	—	15,845	—	—	—
Retirement expenses of executives	—	1,271	—	—	—
Adjustment related to implementing of US tax reform rule 174	—	(3,484)	—	—	—
Non-GAAP net income	**$2,116**	**$23,561**	**$15,367**	**$13,747**	**$13,375**

GAAP to Non-GAAP Reconciliations

Unaudited Reconciliation of GAAP to Non-GAAP Financial Measures U.S. Dollars in thousands, except per share amounts					
	Nine months ended	Year ended			
	September 30,	December 31,			
	2023	2022	2021	2020	2019
	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited
GAAP weighted-average number of Common Stock used in computation of diluted net loss and earning per share (in thousands)	**23,473**	**23,172**	**23,251**	**22,107**	**22,323**
Weighted-average number of shares related to outstanding stock-based awards (in thousands)	1,172	839	314	979	475
Weighted-average number of Common Stock used in computation of diluted earnings per share, excluding the above (in thousands)	**24,645**	**24,011**	**23,565**	**23,086**	**22,798**
GAAP diluted income (loss) per share	**-$0.44**	**-$0.60**	**$0.10**	**-$0.11**	**$0.00**
Equity-based compensation expense, net of taxes	$0.49	$0.58	$0.50	$0.59	$0.45
Amortization, Impairment and Write-off of intangible assets, net of taxes, and deal costs	$0.04	$0.35	$0.12	$0.12	$0.14
Impairment cost associated with close of an office	—	$0.01	—	—	—
Income (loss) associated with the remeasurement of marketable equity securities, net of taxes.	$0.00	$0.08	-$0.07	—	—
Income tax expense as a result of a write off of a deferred tax asset and withholding tax that can't be utilized	—	$0.66	—	—	—
Retirement expenses of executives	—	$0.05	—	—	—
Adjustment related to implementing of US tax reform rule 174	—	-$0.15	—	—	—
Non-GAAP diluted earnings per share	**$0.09**	**$0.98**	**$0.65**	**$0.60**	**$0.59**
Non-GAAP Net Income	**$2,116**	**$23,561**	**$15,367**	**$13,747**	**$13,375**
Taxes on income	3,080	6,236	7,510	5,457	1,913
Financial income, net	(3,497)	(2,812)	(197)	(3,284)	(3,291)
Depreciation and amortiztion	2,079	3,050	3,147	3,233	3,104
EBITDA	**$3,778**	**$30,035**	**$25,827**	**$19,153**	**$15,101**